UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 6, 2006

                           ALBANY INTERNATIONAL CORP.
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             (Exact name of registrant as specified in its charter)

          Delaware                       0-16214                14-0462060
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

            1373 Broadway, Albany, New York                        12204
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       (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code (518) 445-2200

                                      None
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))


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Item 1.01 Entry into a Material Definitive Agreement

On April 11, 2006, the Registrant entered into Indemnification Agreements with each of its Directors. The Indemnification Agreements set forth the scope of indemnification, the procedures for seeking indemnification and the methods for determining entitlement to indemnification. A copy of the Form of Indemnification Agreement, as previously approved by the Registrant's Board of Directors, is being filed with this report as Exhibit 10(t).

Item 5.03 Amendments to Articles of Incorporation or ByLaws; Change in Fiscal
Year

On April 6, 2006, the Board of Directors of the Registrant amended the Registrant's By Laws as they relate to indemnification agreements. The amendment revises Article IV, Section 6 so as to clarify the Registrant's authority to enter into indemnification agreements with any person whom the corporation has the power to indemnify under applicable law. As amended, the By Laws authorize indemnification agreements as may contain such provisions as the Board of Directors may approve and as are not prohibited by law. A copy of the amended By Laws is being filed as Exhibit 3(b).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being furnished herewith:

3(b)        By Laws of Registrant
10(t)       Form of Indemnification Agreement


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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ALBANY INTERNATIONAL CORP.

                                            By: /s/ Michael C. Nahl
                                                --------------------------------
                                            Name: Michael C. Nahl
                                            Title: Executive Vice President and
                                            Chief Financial Officer
                                            (Principal Financial Officer)

Date: April 12, 2006

                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

3(b)          By Laws of Registrant
10(t)         Form of Indemnification Agreement